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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 15, 2000


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



     Delaware                      0-23108                       51-0020270
     --------                      -------                       ----------
    (State of                    (Commission                   (IRS Employer
  Organization)                 File Number)                Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                               19720
------------------------------------------                         -----
(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.    Other Events

                  Series 2000-9. On December 15, 2000, the registrant made available to investors a prospectus supplement, dated December 8, 2000, and prospectus, dated December 8, 2000, with respect to the issuance of $500,000,000 aggregate principal amount of Series 2000-9 6.35% Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 2000-9 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2000-9, to be dated as of December 19, 2000, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as Exhibit 99.

Item 7.    Exhibits

Exhibit No.       Description

Exhibit 99        Prospectus, dated December 8, 2000, and Prospectus
                  Supplement, dated December 8, 2000, with respect to the 6.35% Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-9.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Discover Card Master Trust I
                                               (Registrant)


                                            By:   Discover Bank
                                                  (Originator of the Trust)



Date: December 15, 2000                     By: /s/ Michael F. Rickert
                                                ----------------------
                                                Michael F. Rickert
                                                Vice President, Chief Accounting
                                                  Officer and Treasurer




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                               INDEX TO EXHIBITS

Exhibit        Description                                                  Page


99             Prospectus, dated December 8, 2000, and Prospectus            --
               Supplement, dated December 8, 2000, with respect to the 6.35% Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-9.





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